UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 25, 2012

STRATEGIC DIAGNOSTICS INC.
(Exact name of registrant specified in its charter)

Delaware	000-22400	56-1581761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Pencader Drive Newark, Delaware		19702
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone, including area code:	(302) 456-6789

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 28, 2012, Strategic Diagnostics Inc., a Delaware corporation (the “Company”) and Romer Labs Technology, Inc., a Delaware corporation, entered into an Asset Purchase Agreement (the “Agreement”).

Pursuant to the terms and conditions of the Agreement, Purchaser will acquire all of Company’s right, title, and interest in certain of the assets, equipment, inventory, and intellectual property (the “Purchased Assets”) related exclusively to the Company’s business units comprised of the development, manufacturing and sale of diagnostics kits for the detection of various food pathogens and genetically modified organisms (the “Food Safety and Ag/GMO Business”).  Purchaser will also assume and agree to discharge all of the liabilities related to the Food Safety and Ag/GMO Business arising after the closing.  The purchase price for the Purchased Assets is $13,500,000, which is subject to a post-closing inventory adjustment.  At closing, a portion of the purchase price may be placed in escrow pending the satisfaction of certain post-closing conditions.  The Company and Purchaser each made customary representations, warranties and covenants in the Agreement.

Closing will occur by October 15, 2012, unless otherwise agreed by the Company and Purchaser.  Customary covenants govern the time between the date of the Agreement and the closing regarding conduct of the Business, access to information pertaining to the Business, confidentiality, publicity, use of Company names, and notification of certain events. Following the closing, the Company has agreed to provide certain transition services and to the license and supply of certain antibodies.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2012, Dr. Klaus Lindpaintner, the Chief Scientific Officer of the Company, separated from the Company, on such date, to pursue other interests.  In connection with Dr. Lindpaintner’s separation, the Company and Dr. Lindpaintner have entered into a Separation Agreement and General Release (the “Separation Agreement”) dated as of September 25, 2012.  A copy of the Separation Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 1, 2012, the Company issued a press release announcing the Agreement and the transactions contemplated thereby.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description of Exhibit
99.1	Separation Agreement, dated as of September 25, 2012.
99.2	Press release, dated as of October 1, 2012.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC DIAGNOSTICS INC.

Date:	October 1, 2012	By:	/s/ Francis M. DiNuzzo
		Name:	Francis M. DiNuzzo
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Separation Agreement, dated as of September 25, 2012.
99.2	Press release, dated as of October 1, 2012.